Morgan Stanley Variable Investment Series - Income Plus
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 American Airlines 2013-1 Class C-4
4.950% due 1/15/2023
Purchase/Trade Date:	  7/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,408,113,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund: 0.064
Percentage of Fund's Total Assets: 0.55
Brokers:  Deutsche Bank Securities, Morgan Stanley,
Citigroup, Credit Suisse, Goldman, Sachs & Co., JP
Morgan
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kinder Morgan Energy Partners LP
2.650% due 2/1/2019
Purchase/Trade Date:	  7/29/2013
Offering Price of Shares: $99.858
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.11
Brokers:  BofA Merrill Lynch, Morgan Stanley, Wells
Fargo Securities, Credit Suisse, DNB Markets, Mitsubishi
UFJ Securities, Mizuho Securities, Scotiabank, CIBC,
Credit Agricole CIB, RBS, Societe Generale, SunTrust
Robinson Humphrey
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.



Securities Purchased:	 Credit Suisse AG 6.500% due
8/8/2023
Purchase/Trade Date:	  8/1/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $825,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.52
Brokers:  Credit Suisse, Barclays, Societe Generale,
Danske Bank, Santander, UniCredit Bank, ABN AMRO,
Banca IMI, Banco Bilbao Vizcaya Argentaria, S.A., BB
Securities, BMO Capital Markets, BNY Mellon Capital
Markets, LLC, BofA Meill Lynch, Capital One Securities,
CIBC, Citigroup, Commerzbank, Commonwealth Bank of
Australia, Deutsche Bank Securities, Morgan Stanley, nabSecurities, LLC, Rabobank International, RBC Capital
Markets, Scotiabank, SunTrust Robinson Humphrey,
Swedbank AB, TD Securities, US Bancorp, Wells Fargo
Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Airlines Inc. 4.300% due
8/15/2025
Purchase/Trade Date:	  8/1/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $720,315,000
Amount Purchased by Fund: $875,000
Percentage of Offering Purchased by Fund: 0.121
Percentage of Fund's Total Assets: 0.55
Brokers:  Credit Suisse, Morgan Stanley, Deutsche Bank
Securities, Goldman, Sachs & Co., Citigroup, Credit
Agricole Securities, Natixis
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Viacom Inc. 5.850% due 9/1/2043
Purchase/Trade Date:	  8/12/2013
Offering Price of Shares: $99.353
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.12
Brokers:  BofA Merrill Lynch, Citigroup, JP Morgan, RBS,
Deutsche Bank Securities, Morgan Stanley, Wells Fargo
Securities, BNP Paribas, Mizuho Securities, RBC Capital
Markets, SMBC Nikko, Guggenheim Securities, Lloyds
Securities, US Bancorp, BNY Mellon Capital Markets,
LLC, The Williams Capital Group, L.P., Santander, Banca
IMI
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbey National Treasury Services
3.050% due 8/23/2018
Purchase/Trade Date:	  8/20/2013
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, Santander Investment Securities Inc., Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Citigroup Inc. 6.675% due
9/13/2043
Purchase/Trade Date:	  9/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.11
Brokers: Citigroup, RBC Capital Markets, ANZ Securities, Scotiabank, ABN AMRO, BMO Capital Markets,
Commerzbank, Lloyds Securities, Mizuho Securities,
Natixis, Santander SMBC Nikko, BNY Mellon Capital
Markets, LLC, Societe Generale, Banca IMI, Capital One Securities, Fifth Third Securities, Inc., Macquarie Capital, nabSecurities, LLC, Nomura, SunTrust Robinson
Humphrey, US Bancorp, Credit Agricole CIB, TD
Securities, BBVA Securities, CIBC, ING, Mitsubishi UFJ Securities, National Bank of Canada Financial, PNC
Capital Markets LLC, UniCredit Capital Markets
Purchased from: Royal Bank of Canada
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ecopetrol SA 5.875% due 9/18/2023
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.033
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $510,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.32
Brokers:  BofA Merrill Lynch, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Verizon Communications Inc.
6.550% due 9/15/2043
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.883
Total Amount of Offering: $15,000,000,000
Amount Purchased by Fund: $825,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.52
Brokers:  Barclays, BofA Merrill Lynch, JP Morgan,
Morgan Stanley, Citigroup, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital Markets, RBS,
Wells Fargo Securities, Deutsche Bank Securities,
Santander
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Energy Transfer Partners LP
4.900% due 2/1/2024
Purchase/Trade Date:	  9/12/2013
Offering Price of Shares: $99.181
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.171
Percentage of Fund's Total Assets: 0.37
Brokers: Credit Suisse, JP Morgan, Citigroup, UBS
Investment Bank, BBVA Securities, DNB Markets,
Mitsubishi UFJ Securities, Mizuho Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Tenet Healthcare Corporation 6.00-
% due 10/1/2020
Purchase/Trade Date:	9/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.06
Brokers:  BofA Merrill Lynch, Barclays, Citigroup, Wells
Fargo Securities, Scotiabank, SunTrust Robinson
Humphrey, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: ENEL S.P.A. 8.750%	 due 9/24/2073
Purchase/Trade Date:	  9/17/2013
Offering Price of Shares: $99.183
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.13
Brokers: Barclays, BofA Merrill Lynch, Citigroup, Credit Suisse, Goldman, Sachs & Co., JP Morgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Banca IMI, BBVA, BNP Paribas, Credit Agricole CIB, Deutsche Bank Securities, HSBC, ING, Mediobanca, Natixis, Santander,
Societe Generale, The Royal Bank of Scotland, UBS
Investment Bank, UniCredit Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	ADT Corporation 6.250% due
10/15/2021
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.08
Brokers:  Goldman, Sachs & Co., Citigroup, Deutsche
Bank Securities, JP Morgan, Barclays, BofA Merrill
Lynch, BNY Mellon Capital Markets, LLC, Credit Suisse,
Morgan Stanley, Scotiabank, Wells Fargo Securities, The
Williams Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Edwards Lifesciences Corp. 2.875%
due 10/15/2018
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $99.498
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.14
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, JP Morgan, Wells Fargo Securities,
Deutsche Bank Securities, HSBC, Mitsubishi UFJ
Securities, Mizuho Securities, US Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 General Motors Co. 4.875% due
10/2/2023
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.032
Percentage of Fund's Total Assets: 0.30
Brokers:  Citigroup Global Markets Inc., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Morgan Stanley & Co. LLC, BNP Paribas
Securities Corp., RBS Securities Inc., UBS Securities LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Deutsche Annington Finance BV
5.000% due 10/2/2023
Purchase/Trade Date:	  9/25/2013
Offering Price of Shares: $98.993
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.320
Percentage of Fund's Total Assets: 0.50
Brokers:  JP Morgan, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wm. Wrigley Jr. Company 2.900%
due 10/21/2019
Purchase/Trade Date:	  10/16/2013
Offering Price of Shares: $99.781
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $930,000
Percentage of Offering Purchased by Fund: 0.124
Percentage of Fund's Total Assets: 0.58
Brokers:  BofA Merrill Lynch, Citigroup, JP Morgan,
Mizuho Securities, Rabo Securities USA Inc., ANZ
Securities, BNP Paribas, HSBC, Mitsubishi UFJ Securities,
Morgan Stanley, RBS, SMBC Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ABN AMRO Bank N.V. 2.500%
due 10/30/2018
Purchase/Trade Date:	  10/23/2013
Offering Price of Shares: $99.841
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 0.50
Brokers:  Barclays Capital Inc., Citigroup Global Markets
Inc., Goldman, Sachs & Co., HSBS Securities (USA) Inc.
and Morgan Stanley & Co. LLC, ABN AMRO Bank N.V.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Altria Group Inc.  5.375% due
1/31/2044
Purchase/Trade Date:	  10/28/2013
Offering Price of Shares: $99.574
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.28
Brokers:  Goldman, Sachs & Co., Morgan Stanley, RBC,
Scotiabank, Barclays, Citigroup, Credit Suisse, Deutsche
Bank Securities, JP Morgan, Banca IMI, CastleOak
Securities, L.P., HSBC, Loop Capital Markets, Santander,
Wells Fargo Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Turkiye is Bankasi 7.850% due
12/10/2023
Purchase/Trade Date:	  12/3/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.138
Percentage of Fund's Total Assets: 0.35
Brokers:  BNP Paribas, Commerzbank, JP Morgan, Morgan
Stanley, Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Credit Suisse Group AG 7.500% due
12/31/2049
Purchase/Trade Date:	  12/4/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $570,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.36
Brokers:  Credit Suisse, Barclays, ING, Lloyds Bank,
Natixis, Wells Fargo Securities, Banco Bilbao Vizcaya
Argentaria, S.A., BB Securities, BMO Capital Markets,
BNY Mellon Capital Markets, LLC, BofA Merrill Lynch,
Bradesco BBI, Capital One Securities, CIBC, Citigroup,
Commerzbank, Credit Agricole CIB, Deutsche Bank
Securities, Itau BBA, Morgan Stanley, Nordea Markets,
RBC Capital Markets, Santander, Scotiabank, Societe
Generale, SunTrust Robinson Humphrey, Swedbank AB,
TD Securities, US Bancorp, VTB Capital
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher Scientific Inc.
4.150% due 2/1/2024
Purchase/Trade Date:	  12/4/2013
Offering Price of Shares: $99.730
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $460,000
Percentage of Offering Purchased by Fund: 0.046
Percentage of Fund's Total Assets: 0.29
Brokers:  Barclays, JP Morgan, RBS, BofA Merrill Lynch,
Citigroup, Credit Suisse, HSBC, Morgan Stanley, Banca
IMI, BNP Paribas, BNY Mellon Capital Markets, LLC,
Goldman, Sachs & Co., ING, KeyBanc Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities, Scotiabank,
SMBC Nikko, US Bancorp
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Royal Bank of Scotland Group PLC
PFD 6.000% due 12/19/2023
Purchase/Trade Date:	  12/16/2013
Offering Price of Shares: $99.098
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $370,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets: 0.23
Brokers:  RBS, Credit Suisse, JP Morgan, Morgan Stanley,
BMO Capital Markets, BNY Mellon Capital Markets, LLC,
Capital One Securities, CIBC, Citigroup, Danske Markets
Inc., Mischler Financial Group, Inc., RBC Capital Markets,
TD Securities, Wells Fargo Securities
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Banco Santander Mexico SA
5.950% due 1/30/2024
Purchase/Trade Date:	  12/18/2013
Offering Price of Shares: $99.235
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.13
Brokers:  Deutsche Bank Securities, Morgan Stanley,
Santander
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.